                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
        DISTRIBUTION DATE OF NOVEMBER 15, 2002 FOR THE COLLECTION PERIOD
                    OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002

       -----------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A-1                Class A-2
                                                                                       ---------                ---------
                                                                  Total                 Balance                  Balance
       -----------------------------------------------------------------------------------------------------------------------------
       POOL DATA - ORIGINAL DEAL PARAMETERS
       ------------------------------------
         Securities Balance                                   $1,455,000,000.00        $430,000,000.00          $320,000,000.00
         Subordinate Tranche                                     $44,995,380.00
         Receivables Pool Balance                             $1,499,995,380.00
         Principal Factor                                            1.00000000             1.00000000               1.00000000
         Rate                                                                                 1.80000%                   2.088%
         Final Scheduled Payment Date                                               November 17, 2003           March 15, 2005
         Number of Contracts                                            94,755
         Weighted Average A.P.R.                                         6.26%
         Weighted Average Remaining Term                                 49.53 months
         Servicing Fee Rate                                              1.00%





       POOL DATA - PRIOR MONTH
       -----------------------
         Securities Balance                                   $1,455,000,000.00        $430,000,000.00          $320,000,000.00
         Subordinate Tranche                                     $44,995,380.00
         Receivables Pool Balance                             $1,499,995,380.00
         Securities Pool Factor                                      1.00000000             1.00000000               1.00000000
         Number of Contracts                                             94,755
         Weighted Average A.P.R.                                          6.26%
         Weighted Average Remaining Term                                  49.53 months
         Precompute and Simple Interest Advances                     $69,276.18
         Payahead Account Balance                                   $155,017.98
         Interest Shortfall                                               $0.00                  $0.00                    $0.00
         Principal Shortfall                                              $0.00                  $0.00                    $0.00



       POOL DATA - CURRENT MONTH
       -------------------------
         Securities Balance                                   $1,400,290,264.08        $375,290,264.08          $320,000,000.00
         Subordinate Tranche                                     $44,995,380.00
         Receivables Pool Balance                             $1,445,285,644.08
         Securities Pool Factor                                      0.96239881             0.87276806               1.00000000
         Number of Contracts                                            93,322
         Weighted Average A.P.R.                                          6.26%
         Weighted Average Remaining Term                                  48.67 months
         Precompute and Simple Interest Advances                    $880,431.51
         Payahead Account Balance                                   $187,597.51
         Interest Shortfall                                               $0.00                  $0.00                    $0.00
         Principal Shortfall                                              $0.00                  $0.00                    $0.00
       -----------------------------------------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------------------------
                                                     Class A-3              Class A-4              Subordinated
                                                     ---------              ---------
                                                      Balance                Balance             Seller's Interest
       --------------------------------------------------------------------------------------------------------------
       POOL DATA - ORIGINAL DEAL PARAMETERS
       ------------------------------------
         Securities Balance                         $498,000,000.00         $207,000,000.00
         Subordinate Tranche                                                                          $44,995,380.00
         Receivables Pool Balance
         Principal Factor                                1.00000000              1.00000000               1.00000000
         Rate                                               2.6500%                  3.344%              N/A
         Final Scheduled Payment Date            November 15, 2006            May 15, 2009              May 15, 2009
         Number of Contracts
         Weighted Average A.P.R.
         Weighted Average Remaining Term
         Servicing Fee Rate





       POOL DATA - PRIOR MONTH
       -----------------------
         Securities Balance                         $498,000,000.00         $207,000,000.00
         Subordinate Tranche                                                                         $44,995,380.00
         Receivables Pool Balance
         Securities Pool Factor                          1.00000000              1.00000000              1.00000000
         Number of Contracts
         Weighted Average A.P.R.
         Weighted Average Remaining Term
         Precompute and Simple Interest Advances
         Payahead Account Balance
         Interest Shortfall                                   $0.00                   $0.00             N/A
         Principal Shortfall                                  $0.00                   $0.00             N/A



       POOL DATA - CURRENT MONTH
       -------------------------
         Securities Balance                         $498,000,000.00         $207,000,000.00
         Subordinate Tranche                                                                          $44,995,380.00
         Receivables Pool Balance
         Securities Pool Factor                          1.00000000              1.00000000               1.00000000
         Number of Contracts
         Weighted Average A.P.R.
         Weighted Average Remaining Term
         Precompute and Simple Interest Advances
         Payahead Account Balance
         Interest Shortfall                                   $0.00                   $0.00             N/A
         Principal Shortfall                                  $0.00                   $0.00             N/A
       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
       RESERVE ACCOUNT
       ---------------
         Initial Deposit Amount                                                                                $0.00
         Specified Reserve Account Percentage                                                                  0.00%
         Specified Reserve Account Amount                                                                      $0.00
         Specified Reserve Account Percentage (IF CONDITION I OR II MET)                                       3.50%
         Specified Reserve Account Amount (IF CONDITION I OR II MET)                                  $49,010,159.24



         Beginning Balance                                                                                     $0.00
         Total Withdraw                                                                                        $0.00
         Amount Available for Deposit to the Reserve Account                                           $6,232,666.16
                                                                                               ----------------------
         Reserve Account Balance Prior to Release                                                      $6,232,666.16
         Reserve Account Required Amount                                                                       $0.00
         Reserve Account Release to Seller                                                             $6,232,666.16
                                                                                               ----------------------
         Ending Reserve Account Balance                                                                        $0.00
       --------------------------------------------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
       REVOLVING LIQUIDITY NOTE
       ------------------------
         Total Amount Available                                                                        $7,499,977.00

         Beginning of Period Balance                                                                           $0.00
         Draws                                                                                                 $0.00
         Reimbursements                                                                                        $0.00
                                                                                               ----------------------
         End of Period Balance                                                                                 $0.00

         Current Period Undrawn Amount                                                                 $7,499,977.00
       --------------------------------------------------------------------------------------------------------------






    ------------------------------------------------------------------------------------------------------
    LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
    --------------------------------------------


                                                                      Vehicles            Amount
                                                                      --------            ------
      Liquidated Contracts                                               1
                                                                         -
      Gross Principal Balance of Liquidated Receivables                                         $1,401.39
      Net Liquidation Proceeds Received During the Collection Period                                $0.00
      Recoveries on Previously Liquidated Contracts                                                 $0.00
                                                                                 -------------------------
      Aggregate Credit Losses for the Collection Period                                         $1,401.39
                                                                                 -------------------------



      Cumulative Credit Losses for all Periods                           1                      $1,401.39
                                                                         -       -------------------------
      Repossessed in Current Period                                      9
                                                                         -


    RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                          Annualized Average
    FOR EACH COLLECTION PERIOD:                                                      Charge-Off Rate
        Second Preceding Collection Period                                                          0.00%
        First Preceding Collection Period                                                           0.00%
        Current Collection Period                                                                   0.00%

    ------------------------------------------------------------------------------------------------------
    CONDITION (I) (CHARGE-OFF RATE)
    --------------
    Three Month Average                                                                             0.00%
    Charge-off Rate Indicator ( greater than 2.25%)                                     CONDITION NOT MET
    ------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------
    DELINQUENT AND REPOSSESSED CONTRACTS
    ------------------------------------


                                              Percent   Contracts     Percent             Amount
                                              -------   ---------     -------             ------

      30-59 Days Delinquent                       0.31%         292        0.32%            $4,609,883.41
      60-89 Days Delinquent                       0.00%           3        0.00%               $44,807.89
      Over 89 Days Delinquent                     0.00%           0        0.00%                    $0.00
                                                        ------------             -------------------------
      Total Delinquencies                                       295                         $4,654,691.30
                                                        ============             =========================

      Repossessed Vehicle Inventory                               9 *


       * Included with delinquencies above



    RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
    NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
        Second Preceding Collection Period                                                          0.00%
        First Preceding Collection Period                                                           0.00%
        Current Collection Period                                                                   0.01%

    ------------------------------------------------------------------------------------------------------
    CONDITION (II) (DELINQUENCY PERCENTAGE)
    --------------
    Three Month Average                                                                             0.00%
    Delinquency Percentage Indicator ( greater than 2.25%)                              CONDITION NOT MET
    ------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-C OWNER TRUST
              DISTRIBUTION DATE OF NOVEMBER 15, 2002 FOR THE COLLECTION PERIOD
                    OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002

       ---------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A-1                Class A-2
                                                                                       ---------                ---------
                                                                  Total                 Balance                  Balance
       ---------------------------------------------------------------------------------------------------------------------------
       COLLECTIONS
       -----------
         Principal Payments Received                             $54,731,178.42
         Interest Payments Received                               $8,121,839.01
         Net Precomputed Payahead Amount                            ($32,579.53)
         Aggregate Net Liquidation Proceeds Received                      $0.00
         Principal on Repurchased Contracts                               $0.00
         Interest on Repurchased Contracts                                $0.00
                                                           ---------------------
         Total Collections                                       $62,820,437.90
         Net Simple Interest Advance Amount                         $826,378.77
         Net Precomputed Advance Amount                             ($15,223.44)
                                                           ---------------------
         Total Available Amount                                  $63,631,593.23

       AMOUNTS DUE
       -----------
         Servicing Fee                                            $1,249,996.15
         Accrued and Unpaid Interest                              $1,439,195.00
         Principal                                               $54,709,735.92
         Reserve Account                                          $6,232,666.16
                                                           ---------------------
         Total Amount Due                                        $63,631,593.23

       ACTUAL DISTRIBUTIONS
       --------------------
         Servicing Fee                                            $1,249,996.15
         Interest                                                 $1,439,195.00            $322,500.00              $278,400.00
         Principal                                               $54,709,735.92         $54,709,735.92                    $0.00
         Reserve Account                                          $6,232,666.16
                                                           ---------------------  ---------------------   ----------------------
         Total Amount Distributed                                $63,631,593.23         $55,032,235.92              $278,400.00
       ---------------------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------------
                                                           Class A-3              Class A-4              Subordinated
                                                           ---------              ---------
                                                            Balance                Balance             Seller's Interest
       --------------------------------------------------------------------------------------------------------------------
       COLLECTIONS
       -----------
         Principal Payments Received
         Interest Payments Received
         Net Precomputed Payahead Amount
         Aggregate Net Liquidation Proceeds Received
         Principal on Repurchased Contracts
         Interest on Repurchased Contracts


         Total Collections
         Net Simple Interest Advance Amount
         Net Precomputed Advance Amount


         Total Available Amount

       AMOUNTS DUE
       -----------
         Servicing Fee
         Accrued and Unpaid Interest
         Principal
         Reserve Account


         Total Amount Due

       ACTUAL DISTRIBUTIONS
       --------------------
         Servicing Fee
         Interest                                             $549,875.00             $288,420.00             N/A
         Principal                                                  $0.00                   $0.00                    $0.00
         Reserve Account
                                                        ------------------  ----------------------   ----------------------
         Total Amount Distributed                             $549,875.00             $288,420.00                    $0.00
       --------------------------------------------------------------------------------------------------------------------




    ------------------------------------------------------------------------------------------------------
    MONTHLY INFORMATION BY TYPE OF LOAN
    -----------------------------------


    Precomputed Contracts
    ---------------------
      Scheduled Principal Collections                                                         $502,487.60
      Prepayments in Full                                        47 contracts                 $300,010.72
      Repurchased Receivables Principal                                                             $0.00
      Payments Behind/Ahead on Repurchased Receivables                                              $0.00
      Total Collections                                                                       $925,165.30
      Advances - Reimbursement of Previous Advances                                            $15,223.44
      Advances - Current Advance Amount                                                             $0.00
      Payahead Account - Payments Applied                                                           $0.00
      Payahead Account - Additional Payaheads                                                  $32,579.53



    Simple Interest Contracts
    -------------------------
      Collected Principal                                                                  $33,052,847.23
      Prepayments in Full                                      1385 contracts              $20,875,832.87
      Collected Interest                                                                    $7,999,172.03
      Repurchased Receivables Principal                                                             $0.00
      Repurchased Receivables Interest                                                              $0.00
      Advances - Reimbursement of Previous Advances                                                 $0.00
      Advances - Current Advance Amount                                                       $826,378.77

    ------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
       Servicer's Certificate - Toyota Auto Receivables 2002-C Owner Trust
        Distribution Date of November 15, 2002 for the Collection Period
                   of October 1, 2002 through October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Class A2                Class A4
                                                                                            --------                --------
                                                                                            Balance                  Balance
------------------------------------------------------------------------------------------------------------------------------------
NOTE RATES FOR NOVEMBER 15, 2002 PAYMENT DATE
---------------------------------------------
One Month LIBOR                                                                             1.79000%                1.79000%
Spread                                                                                      0.02000%                0.05000%
                                                                                     -----------------------   ---------------------
Note Rates:                                                                                 1.81000%                1.84000%

Number of Days in Interest Period (Days)                                                                 15                      15

INTEREST PAYMENTS
-----------------
Interest Calculation for Current Interest Period                                                 241,333.33              158,700.00
At Certificate Payment Date:
   Due to Swap Counterparty (Swap Payments Outgoing)                                             278,400.00              288,420.00
   Paid to Swap Counterparty (Swap Payments Outgoing)                                            278,400.00              288,420.00
   Proration %                                                              0.00%
   Interest Due to Noteholders (Swap Payments Incoming)                                          241,333.33              158,700.00
   Interest Payment to Noteholders (Swap Payments Incoming)                                      241,333.33              158,700.00

Net Swap Payment due to / (received from) Swap Counterparty                                      (37,066.67)            (129,720.00)




PRINCIPAL PAYMENTS
------------------
Beginning Notional Balance                                                                       320,000,000.00      207,000,000.00
Principal Payment due to Investors                                                                          -                   -
Ending Notional Balance                                                                          320,000,000.00      207,000,000.00


SWAP TERMINATION PAYMENT                                                                      N/A                      N/A


NOTE RATES FOR DECEMBER 16, 2002 PAYMENT DATE
---------------------------------------------
One Month LIBOR                                                                             1.38125%                1.38125%
Spread                                                                                      0.02000%                0.05000%
                                                                                     -----------------------   ---------------------
Note Rates:                                                                                 1.40125%                1.43125%

Number of Days in Interest Period (Days)                                                                   31                    31

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

              I hereby certify to the best of my knowledge that the report provided is true and correct.


               /s/ Angela Burraston
              ------------------------------------------------------------------
              Angela Burraston
              ABS Accounting Manager